                                                                    EXHIBIT 21.1


                COMPANY AND SUBSIDIARIES AS OF DECEMBER 31, 1996

                                            JURISDICTION           JURISDICTIONS
           NAME OF COMPANY(1)             OF INCORPORATION        WHERE QUALIFIED
           ---------------                ----------------        ---------------
WorldCom, Inc.                                Georgia       Alabama, Arizona, Arkansas,
                                                               California, Colorado,
                                                              Connecticut, Delaware,
                                                               District of Columbia,
                                                              Florida, Hawaii, Idaho,
                                                             Illinois, Indiana, Iowa,
                                                                 Kansas, Kentucky,
                                                            Louisiana, Maine, Maryland,
                                                             Massachusetts, Michigan,
                                                              Minnesota, Mississippi,
                                                                Missouri, Montana,
                                                               Nebraska, Nevada, New
                                                            Hampshire, New Jersey, New
                                                              Mexico, New York, North
                                                              Carolina, North Dakota,
                                                              Ohio, Oklahoma, Oregon,
                                                            Pennsylvania, Rhode Island,
                                                               South Carolina, South
                                                             Dakota, Tennessee, Texas,
                                                             Utah, Vermont, Virginia,
                                                            Washington, West Virginia,
                                                                Wisconsin, Wyoming
Biz-Tel Corporation                           Florida                  None
Com Systems, Inc.                            California     Arizona, Colorado, Montana,
                                                             Nevada, New Mexico, Utah,
                                                                    Washington
Healan Communications, Inc.                   Georgia            Florida, Georgia,
                                                              Louisiana, Mississippi,
                                                             North Carolina, Oklahoma,
                                                             South Carolina, Virginia
International Computer Systems, Inc.          Virginia                 None

                                            JURISDICTION           JURISDICTIONS
           NAME OF COMPANY(1)             OF INCORPORATION        WHERE QUALIFIED
           ---------------                ----------------        ---------------
ITC Tele-Services, Inc.                      Washington        Arizona, California,
                                                              Connecticut, Colorado,
                                                               District of Columbia,
                                                             Florida, Georgia, Idaho,
                                                            Illinois, Indiana, Kansas,
                                                            Kentucky, Louisiana, Maine,
                                                             Maryland, Massachusetts,
                                                               Michigan, Minnesota,
                                                              Mississippi, Missouri,
                                                               Nebraska, Nevada, New
                                                            Hampshire, New Jersey, New
                                                            York, North Carolina, North
                                                              Dakota, Ohio, Oklahoma,
                                                            Oregon, Pennsylvania, South
                                                              Carolina, South Dakota,
                                                              Tennessee, Texas, Utah,
                                                            Virginia, Washington, West
                                                               Virginia, Wisconsin,
                                                                      Wyoming
LDDS Corporation                              Delaware                 None
Military Communications Center, Inc.          Delaware           Alabama, Arizona,
                                                               California, Colorado,
                                                            Florida, Georgia, Illinois,
                                                            Kansas, Kentucky, Maryland,
                                                             Minnesota, Nevada, North
                                                            Carolina, Tennessee, Texas,
                                                               Virginia, Washington,
                                                                      Hawaii
Touch 1 Long Distance, Inc.                   Alabama           Arizona, Arkansas,
                                                            Colorado, Florida, Georgia,
                                                              Idaho, Illinois, Iowa,
                                                            Indiana, Kansas, Kentucky,
                                                             Louisiana, Massachusetts,
                                                               Michigan, Minnesota,
                                                            Mississippi, Missouri, New
                                                              Mexico, North Carolina,
                                                                North Dakota, Ohio,
                                                              Oklahoma, Oregon, Rhode
                                                              Island, South Carolina,
                                                              Tennessee, Texas, Utah,
                                                               Washington, Wisconsin

                                            JURISDICTION           JURISDICTIONS
           NAME OF COMPANY(1)             OF INCORPORATION        WHERE QUALIFIED
           ---------------                ----------------        ---------------
TransCall America, Inc.                       Georgia            Alabama, Florida,
                                                                Louisiana, Oklahoma

Digital Communications of America, Inc.       Oklahoma                 None
WorldCom Network Services, Inc. f/k/a         Delaware       All 50 states, excluding
WilTel, Inc.                                                 Hawaii but including The
                                                               District of Columbia
Virginia WorldCom, Inc. f/k/a WilTel of       Virginia                 None
Virginia, Inc.
IDB WorldCom, Inc.                            Delaware       California, Maryland, New
                                                               York, Texas, Wyoming

WorldCom Federal Systems, Inc.                Delaware         California, New York,
                                                                  Texas, Virginia
IDB Media Group, Inc.                         Delaware       California, Florida, New
                                                                       York

IDB WorldCom Services, Inc. a/k/a             Delaware          Arkansas, Arizona,
TRT/FTC Communications                                         California, Colorado,
                                                            Connecticut, D.C., Florida,
                                                            Georgia, Hawaii, Illinois,
                                                              Indiana, Iowa, Kansas,
                                                               Kentucky, Louisiana,
                                                             Maryland, Massachusetts,
                                                               Michigan, Minnesota,
                                                              Mississippi, Missouri,
                                                               Nebraska, Nevada, New
                                                            Hampshire, New Jersey, New
                                                              Mexico, New York, North
                                                             Carolina, Ohio, Oklahoma,
                                                            Oregon, Pennsylvania, Rhode
                                                              Island, South Carolina,
                                                             South Dakota, Tennessee,
                                                             Utah, Vermont, Virginia,
                                                             West Virginia, Wisconsin,
                                                                    Washington

TC WorldCom AG                              Switzerland                None





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

                                            JURISDICTION           JURISDICTIONS
           NAME OF COMPANY(1)             OF INCORPORATION        WHERE QUALIFIED
           ---------------                ----------------        ---------------
WorldCom Caribbean, Inc.                      New York      Puerto Rico, Virgin Islands

WorldCom International, Inc.                  Delaware            United Kingdom

WorldCom Telecommunications Services,         Germany                  None
GmbH
GridNet, L.L.C.                               Oklahoma                Georgia
WorldCom Telecommunications Services,          France                 France
France S.A.
IDB Communications Group Limited                N/A               United Kingdom
Choice Communications, Inc.                   Arizona                  Utah
TTI National, Inc.                            Delaware      Alabama, Arizona, Arkansas,
                                                             California, Connecticut,
                                                             Florida, Georgia, Idaho,
                                                             Illinois, Indiana, Iowa,
                                                                 Kansas, Kentucky,
                                                            Louisiana, Maine, Maryland,
                                                             Massachusetts, Minnesota,
                                                              Mississippi, Missouri,
                                                            Montana, Nebraska, Nevada,
                                                            New Hampshire, New Jersey,
                                                            New Mexico, New York, North
                                                              Carolina, North Dakota,
                                                              Ohio, Oklahoma, Oregon,
                                                            Pennsylvania, Rhode Island,
                                                               South Carolina, South
                                                             Dakota, Tennessee, Texas,
                                                             Vermont, Utah, Virginia,
                                                            Washington, West Virginia,
                                                                Wisconsin, Wyoming

WorldCom Funding Corporation                  Delaware              Mississippi
(Receivables Subsidiary)

                                            JURISDICTION           JURISDICTIONS
           NAME OF COMPANY(1)             OF INCORPORATION        WHERE QUALIFIED
           ---------------                ----------------        ---------------
BLT Technologies, Inc.                       Washington      Alabama, Alaska, Arizona,
                                                               Arkansas, California,
                                                              Colorado, Connecticut,
                                                               Delaware, District of
                                                            Columbia, Florida, Georgia,
                                                             Hawaii, Idaho, Illinois,
                                                              Indiana, Iowa, Kansas,
                                                            Kentucky, Louisiana, Maine,
                                                             Maryland, Massachusetts,
                                                               Michigan, Minnesota,
                                                              Mississippi, Missouri,
                                                            Montana, Nebraska, Nevada,
                                                            New Hampshire, New Jersey,
                                                            New Mexico, New York, North
                                                              Carolina, North Dakota,
                                                              Ohio, Oklahoma, Oregon,
                                                            Pennsylvania, Rhode Island,
                                                               South Carolina, South
                                                             Dakota, Tennessee, Texas,
                                                             Utah, Vermont, Virginia,
                                                            Washington, West Virginia,
                                                                Wisconsin, Wyoming

                                                       JURISDICTION              JURISDICTIONS
           NAME OF INACTIVE SUBSIDIARY               OF INCORPORATION           WHERE QUALIFIED
           ---------------------------               ----------------           ---------------
CS Network Services, Inc.                               California                    None
TMC Communications, Inc.                                California                    None
Western Business Network, Inc.                          California                    None
HIJ Corp.                                                Delaware                     None

                 NAME OF INACTIVE                     JURISDICTION OF            JURISDICTIONS
             SUBSIDIARY PARTNERSHIPS                   ORGANIZATION             WHERE QUALIFIED
             -----------------------                   ------------             ---------------
TMC Communications, L.P.                                California                    None
TRT/FTC Communications, Ltd.                          United Kingdom                  None





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
MFS Communications Company, Inc.                       Delaware              Illinois
                                                                             Maryland
                                                                             Nebraska
MFS Network Technologies, Inc.                         Delaware          Alabama, Alaska,
                                                                         Arizona, British
                                                                       Columbia, California,
                                                                      Colorado, Connecticut,
                                                                       District of Columbia,
                                                                         Florida, Georgia,
                                                                         Hawaii, Illinois,
                                                                      Indiana, Iowa, Kansas,
                                                                       Kentucky, Louisiana,
                                                                         Maine, Maryland,
                                                                          Massachusetts,
                                                                       Michigan, Minnesota,
                                                                        Missouri, Nebraska,
                                                                      Nevada, New Hampshire,
                                                                      New Jersey, New Mexico,
                                                                          New York, Ohio,
                                                                         Oklahoma, Ontario
                                                                          Canada, Oregon,
                                                                           Pennsylvania,
                                                                      Tennessee, Texas, Utah,
                                                                       Virginia, Washington,
                                                                             Wisconsin
Centex Telemanagement, Inc.                            Delaware             California
Centex Telemanagement of California, Inc.              Delaware                None
MFS Domestic Personnel, Inc.                           Delaware       All 50 states plus the
                                                                       District of Columbia
                                                                         (except Delaware)
MFS Foreign Personnel, Inc.                           California               None
MFS Global Network Services, Inc.                      Delaware       All 50 states plus the
                                                                       District of Columbia
                                                                         (except Delaware)
MFS Network Technologies of the District of      District of Columbia          None
Columbia, Inc.
MFS Transportation Systems, Inc.                       Delaware                None





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
MFS TransTech, Inc.                                    Delaware             California
                                                                              Florida
                                                                           Massachusetts
                                                                            New Jersey
                                                                             New York
                                                                           Pennsylvania
                                                                          South Carolina
                                                                             Virginia
MFS Telecom, Inc.                                      Delaware              Colorado
                                                                             Illinois
Chicago Fiber Optic Corporation                        Illinois                None
Fibernet, Inc.                                         Delaware              New York
FiberNet Rochester, Inc.                               Delaware              New York
Institutional Communications Company  -                Virginia                None
Virginia
Northeast Networks, Inc.                               Delaware             Connecticut
                                                                             New York
MFS Telephone, Inc.                                    Delaware               Georgia
                                                                             Illinois
                                                                             Maryland
                                                                           Massachusetts
                                                                             New York
                                                                           Pennsylvania
MFS Telephone of Missouri, Inc.                        Missouri                None
MFS Telephone of New Hampshire, Inc.                New Hampshire              None
MFS Telephone of Virginia, Inc.                        Virginia                None
MFS No. 1, Inc.                                        Delaware              Virginia
MFSA Holding, Inc.                                     Delaware                None
Metrex Corporation                                     Georgia                 None
Metropolitan Fiber Systems/McCourt, Inc.               Delaware            Massachusetts
Metropolitan Fiber Systems of Alabama, Inc.            Delaware               Alabama
Metropolitan Fiber Systems of Arizona, Inc.            Delaware               Arizona





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
Metropolitan Fiber Systems of Baltimore, Inc.          Delaware              Maryland
Metropolitan Fiber Systems of California, Inc.         Delaware             California
Metropolitan Fiber Systems of Columbus, Inc.           Delaware                Ohio
Metropolitan Fiber Systems of Connecticut, Inc.        Delaware             Connecticut
Metropolitan Fiber Systems of Dallas, Inc.             Delaware                Texas
Metropolitan Fiber Systems of Delaware, Inc.           Delaware                None
Metropolitan Fiber Systems of Denver, Inc.             Delaware              Colorado
Jones Lightwave of Denver, Inc.                        Colorado                None
Metropolitan Fiber Systems of Detroit, Inc.            Delaware              Michigan
Metropolitan Fiber Systems of Florida, Inc.            Delaware               Florida
Metropolitan Fiber Systems of Hawaii, Inc.             Delaware               Hawaii
Metropolitan Fiber Systems of Houston, Inc.            Delaware                Texas
Metropolitan Fiber Systems of Indianapolis,            Delaware              Colorado
Inc.                                                                          Indiana
Metropolitan Fiber Systems of Iowa, Inc.               Delaware                Iowa
Metropolitan Fiber Systems of Kansas, Inc.             Delaware               Kansas
Metropolitan Fiber Systems of Kentucky, Inc.           Delaware              Kentucky
Metropolitan Fiber Systems of Massachusetts,           Delaware            Massachusetts
Inc.
Metropolitan Fiber Systems of Minneapolis/St.          Delaware              Minnesota
Paul, Inc.
Metropolitan Fiber Systems of Kansas City,             Missouri                None
Missouri, Inc.
Metropolitan Fiber Systems of Nebraska, Inc.           Delaware              Nebraska





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
Metropolitan Fiber Systems of Nevada, Inc.             Delaware               Nevada
Metropolitan Fiber Systems of New Hampshire,        New Hampshire              None
Inc.
Metropolitan Fiber Systems of New Jersey, Inc.         Delaware             New Jersey
                                                                             New York
Metropolitan Fiber Systems of New Orleans, Inc.        Delaware              Louisiana
Metropolitan Fiber Systems of New York, Inc.           Delaware              New York
Metropolitan Fiber Systems of North Carolina,          Delaware              Missouri
Inc.                                                                      North Carolina
Metropolitan Fiber Systems of Ohio, Inc.               Delaware                Ohio
Metropolitan Fiber Systems of Oklahoma, Inc.           Delaware              Oklahoma
Metropolitan Fiber Systems of Oregon, Inc.             Delaware               Oregon
Metropolitan Fiber Systems of Philadelphia,            Delaware            Pennsylvania
Inc.
Metropolitan Fiber Systems of Pittsburgh, Inc.         Delaware            Pennsylvania
Metropolitan Fiber Systems of Rhode Island,            Delaware            Rhode Island
Inc.
Metropolitan Fiber Systems of Seattle, Inc.            Delaware             Washington
Metropolitan Fiber Systems of St. Louis, Inc.          Missouri                None
Metropolitan Fiber Systems of Tennessee, Inc.          Delaware              Tennessee
Metropolitan Fiber Systems of Virginia, Inc.           Delaware              Virginia
Virginia Metrotel, Inc.                                Virginia                None
Metropolitan Fiber Systems of Wisconsin, Inc.          Delaware              Wisconsin





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
MFS Intelenet, Inc.                                    Delaware        California, Colorado,
                                                                       Connecticut, Florida,
                                                                        Georgia, Illinois,
                                                                             Maryland,
                                                                          Massachusetts,
                                                                        Michigan, Missouri,
                                                                       Nebraska, New Jersey,
                                                                          New York, North
                                                                      Carolina, Pennsylvania,
                                                                         Texas, Virginia,
                                                                         Washington, West
                                                                             Virginia
MFS Intelenet East, Inc.                               Delaware       Connecticut, Illinois,
                                                                             Maryland,
                                                                          Massachusetts,
                                                                       Michigan, New Jersey,
                                                                      New York, Pennsylvania,
                                                                               Texas
SNAP Communications, Inc.                             California               None
MFS Intelenet of Alabama, Inc.                         Delaware               Alabama
MFS Intelenet of Alaska, Inc.                          Delaware               Alaska
MFS Intelenet of Arizona, Inc.                         Delaware               Arizona
MFS Intelenet of Arkansas, Inc.                        Delaware              Arkansas
MFS Intelenet of California, Inc.                      Delaware             California
MFS Intelenet of Colorado, Inc.                        Delaware              Colorado
MFS Intelenet of Connecticut, Inc.                     Delaware             Connecticut
MFS Intelenet of Delaware, Inc.                        Delaware                None
MFS Intelenet of Florida, Inc.                         Delaware               Florida
MFS Intelenet of Georgia, Inc.                         Delaware               Georgia
MFS Intelenet of Hawaii, Inc.                          Delaware               Hawaii
MFS Intelenet of Idaho, Inc.                           Delaware                Idaho
MFS Intelenet of Illinois, Inc.                        Delaware              Illinois
MFS Intelenet of Indiana, Inc.                         Delaware               Indiana
MFS Intelenet of Iowa, Inc.                            Delaware                Iowa





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
MFS Intelenet of Kansas, Inc.                          Delaware               Kansas
MFS Intelenet of Kentucky, Inc.                        Delaware              Kentucky
MFS Intelenet of Louisiana, Inc.                       Delaware              Louisiana
MFS Intelenet of Maine, Inc.                           Delaware                Maine
MFS Intelenet of Maryland, Inc.                        Delaware              Maryland
MFS Intelenet of Massachusetts, Inc.                   Delaware            Massachusetts
MFS Intelenet of Michigan, Inc.                        Delaware              Michigan
MFS Intelenet of Minnesota, Inc.                       Delaware              Minnesota
MFS Intelenet of Mississippi, Inc.                     Delaware             Mississippi
MFS Intelenet of Missouri, Inc.                        Delaware              Missouri
MFS Intelenet of Montana, Inc.                         Delaware               Montana
MFS Intelenet of Nebraska, Inc.                        Delaware              Nebraska
MFS Intelenet of Nevada, Inc.                          Delaware               Nevada
MFS Intelenet of New Hampshire, Inc.                   Delaware            New Hampshire
MFS Intelenet of New Jersey, Inc.                      Delaware             New Jersey
MFS Intelenet of New Mexico, Inc.                      Delaware             New Mexico
MFS Intelenet of New York, Inc.                        Delaware        New York, New Jersey
MFS Intelenet of North Carolina, Inc.                  Delaware           North Carolina
MFS Intelenet of North Dakota, Inc.                    Delaware            North Dakota
MFS Intelenet of Ohio, Inc.                            Delaware                Ohio
MFS Intelenet of Oklahoma, Inc.                        Delaware              Oklahoma
MFS Intelenet of Oregon, Inc.                          Delaware               Oregon
MFS Intelenet of Pennsylvania, Inc.                    Delaware            Pennsylvania
MFS Intelenet of Rhode Island, Inc.                    Delaware            Rhode Island
MFS Intelenet of South Carolina, Inc.                  Delaware           South Carolina
MFS Intelenet of South Dakota, Inc.                    Delaware            South Dakota
MFS Intelenet of Tennessee, Inc.                       Delaware              Tennessee





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

                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
MFS Intelenet of Texas, Inc.                           Delaware                Texas
MFS Intelenet of Utah, Inc.                            Delaware                Utah
MFS Intelenet of Vermont, Inc.                         Delaware               Vermont
MFS Intelenet of Virginia, Inc.                        Virginia                None
MFS Intelenet of Washington, Inc.                      Delaware             Washington
MFS Intelenet of Washington, D.C., Inc.                Delaware        District of Columbia
MFS Intelenet of West Virginia, Inc.                   Delaware            West Virginia
MFS Intelenet of Wisconsin, Inc.                       Delaware              Wisconsin
MFS Intelenet of Wyoming, Inc.                         Delaware               Wyoming
MFS Datanet, Inc.                                      Delaware        Arizona, California,
                                                                       Connecticut, District
                                                                       of Columbia, Florida,
                                                                        Georgia, Illinois,
                                                                             Maryland,
                                                                          Massachusetts,
                                                                       Minnesota, Missouri,
                                                                       Nebraska, New Jersey,
                                                                        New York, Oklahoma,
                                                                           Pennsylvania,
                                                                         Tennessee, Texas,
                                                                             Virginia
Cylix Communications Corporation                      Tennessee        California, Colorado,
                                                                       Connecticut, Florida,
                                                                        Georgia, Illinois,
                                                                          Massachusetts,
                                                                       Missouri, New Jersey,
                                                                          New York, South
                                                                         Carolina, Texas,
                                                                             Wisconsin
Eagle Uplink Corporation                              Tennessee                None
MFS International, Inc.                                Delaware              Illinois
                                                                             Virginia
MFS Globenet, Inc.                                     Delaware              Illinois
                                                                             Virginia
MFS CableCo U.S., Inc.                                 Delaware             New Jersey





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
                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
MFS CableCo (Bermuda) Ltd.                             Bermuda                 None
Gemini Submarine Cable System Limited                  Bermuda                 None
MFS Communications Limited                         England & Wales             None
MK International Limited                           England & Wales             None
McCourt Cable and Communications Limited           England & Wales             None
MFS Far East Corporation Limited                    Cayman Islands           Hong Kong
MFS Communications S.A.                                Belgium                 None
MFS Communications of Canada, Inc.                      Canada                 None
MFS Communications A/S, Denmark                        Denmark                 None
MFS Communications S.A.                                 France                 None
MFS Deutschland GmbH                                   Germany                 None
MFS Communications GmbH                                Germany                 None
MKI Konstruktionsgesellschaft fur                      Germany                 None
Telecommunikationsanlagen mbH
MFS Communications Holland B.V.                    The Netherlands             None
MFS Communications Italia S.p.A.                        Italy                  None
MFS Communications Japan K.K.                           Japan                  None
MFS/MexCo, Inc.                                        Delaware                None
MFS Communications, S.A.                                Spain                  None
MFS Communications Aktiebolag                           Sweden                 None
MFS Communications AG                                Switzerland               None
MFS/C-TEC (New Jersey Partnership)                     Delaware             New Jersey
UUNET Technologies, Inc.                               Delaware           North Carolina
                                                                             Virginia
EUnet Deutschland GmbH                                 Germany                 None
UUNET Holdings Corp.                                   Delaware                None





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
                    NAME OF                        JURISDICTION OF         JURISDICTIONS
            UNRESTRICTED SUBSIDIARY                 INCORPORATION         WHERE QUALIFIED
            -----------------------                 -------------         ---------------
UUNET International, Ltd.                              Delaware                None
UUNET Hong Kong Limited                               Hong Kong                None
UUNET Australia, Ltd.                                  Delaware                None
UUNET Japan, Ltd.                                      Delaware                None
UUNET Canada, Inc.                                 Ontario, Canada             None
Metrix Interlink Corp.                             Ontario, Canada             None
UUNET Pipex B.V.                                     Netherlands               None
UUNET Holdings GmbH                                    Germany                 None
Unipalm Group plc                                   United Kingdom             None
Computer College Ltd.                               United Kingdom             None
XTech Limited                                       United Kingdom             None
Unipalm Pipex Limited                               United Kingdom             None
Leaf Distribution Limited                           United Kingdom             None
Unipalm Limited                                     United Kingdom             None
The Public IP Exchange Limited                      United Kingdom             None
Pipex International Limited                         United Kingdom             None
UUNET PIPEX BELGIUM, N.V.                              Belgium                 None
INnet International                                    Belgium                 None
WorldCom ICC, Inc.                                     Delaware        District of Columbia

---------------
(1) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.





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